                                                                    Exhibit 99.4

                    First SunAmerica Life Insurance Company


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                     FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


        I, N. Scott Gillis, Senior Vice President (Principal Financial Officer) of First SunAmerica Life Insurance Company, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of First SunAmerica Life Insurance Company, and, except as corrected or supplemented in a subsequent covered report:

                - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K as of the date on which it was filed); and

                - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K as of the date on which it was filed).

        (2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                - The Annual Report on Form 10-K for the year ended December 31, 2001, of First SunAmerica Life Insurance Company;

                - All quarterly reports on Form 10-Q and all reports on Form 8-K of First SunAmerica Life Insurance Company filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

                -       Any amendments to any of the foregoing.



/s/ N. Scott Gillis                         Subscribed and sworn to before
----------------------------                me this 14th day of August 2002
    N. Scott Gillis
    August 14, 2002


                                        -----------------------------------
                                        Notary Public:
                                        My Commission Expires: